[LOGO] COMPOSITE
       TECHNOLOGY
       CORPORATION                   Innovative Solutions for the Power Industry
--------------------------------------------------------------------------------

January 21, 2005


Midsummer Investment, Ltd.                      Omicron Master Trust
485 Madison Avenue                              650 Fifth Avenue, 24th Floor
23rd Floor                                      New York, New York 10019
New York, NY 10022                              Attn: Brian Daly
Attn: Scott D. Kaufman

Bristol Investment Fund, Ltd.                   Islandia, L.P.
10990 Wilshire Blvd., Suite 1410                c/o John Lang, Inc.
Los Angeles, CA 90024                           485 Madison Avenue,
Attn: Amy Wang, Esq.                            23rd Floor
                                                New York, New York 10022


      Re:   Extension Of Filing Date Under Registration Rights Agreement

Dear Purchasers:

      Reference is made to that certain Registration Rights Agreement, dated August 17, 2004 by and among Composite Technology Corporation (the "Company") and the purchasers signatory thereto (collectively, the "Purchasers"), amended by that certain letter dated November 19, 2004 from the Company to each of the Purchasers (the "November Letter"). The Company hereby requests that the Purchasers consent and agree to amend the definition of the "Filing Date" of the initial Registration Statement to be filed pursuant to the Registration Rights Agreement to be January 31, 2005.

      All capitalized terms used but not defined herein shall have the meanings set forth in that certain Securities Purchase Agreement, dated August 17, 2004 by and among the Company and the Purchasers ("Securities Purchase Agreement") and in that certain Registration Rights Agreement entered in connection therewith.

      Except as expressly set forth above, all of the terms and conditions of the Securities Purchase Agreement, the Registration Rights Agreement, the November Letter or any other documents entered into in connection therewith shall continue in full force and effect after the execution of this letter, and shall not be in any way changed, modified or superseded by the terms set forth herein.

      This letter may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution of this letter may be made by delivery by facsimile.



                                        Sincerely,

                                        COMPOSITE TECHNOLOGY CORPORATION

                                        By: /s/ Benton H Wilcoxon
                                            ------------------------------------
                                            Name: Benton H Wilcoxon
                                            Title: CEO


Accepted and agreed:


MIDSUMMER INVESTMENT, LTD.              OMICRON MASTER TRUST


By: /s/ Scott D. Kaufman                   By: /s/ Bruce Bernstein
    -------------------------------         ------------------------------------
    Name: Scott Kaufman                    Name: Bruce Bernstein
    Title: Managing Director Midsummer     Title: Managing Partner
           Capital as investment advisor
           to Midsummer Investment Ltd.


BRISTOL INVESTMENT FUND, LTD.           ISLANDIA, L.P.


By: /s/ Paul Kessler                    By: /s/ Richard O. Berner
    -------------------------------         ------------------------------------
    Name: Paul Kessler                      Name: Richard O. Berner
    Title: Director                         Title: President of John Lang, Inc.,
                                                   G.P.